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                                                                    EXHIBIT 99.1


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PRESS RELEASE        PRESS RELEASE        PRESS RELEASE         PRESS RELEASE
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GLOBAL PREFERRED HOLDINGS, INC.                          FOR IMMEDIATE RELEASE

CONTACT:  Bradley Barks                                    PHONE: 770/248-3531
www.gphre.com

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                    GLOBAL PREFERRED HOLDINGS, INC. ANNOUNCES
                         FIRST QUARTER RESULTS FOR 2004

ATLANTA May 20, 2004 - Global Preferred Holdings, Inc. ("Global Preferred") reported net income of $831,000, or $0.20 per share, for the quarter ended March 31, 2004. This represents an 80% increase from $461,000, or $0.11 per share, in the same period a year ago. Total revenues remained steady for the quarter ended March 31, 2004 at $7.7 million as compared to the same period in 2003.

         Compared to the first quarter of 2003, reinsurance revenues declined primarily due to a decrease in policies in force, which was partially offset by an increase in revenues because of higher average policy fund balances from the improving equity markets and higher average premiums as a result of the increasing age of policyholders. Growth in net investment income was stronger as Global Preferred's invested asset portfolio grew. Total benefits and expenses declined by 7% to $6.5 million for the quarter ended March 31, 2004 from $7.0 million for the same period in 2003. Most of the decline was due to lower death claims from more favorable mortality experience than that experienced during first quarter 2003.

         Ed McKernan, president and CEO of Global Preferred, commented, "We are pleased to see the strong increase in profitability on steady revenues, which reflected improvement in the equity markets, improvements from recent mortality experience and solid expense management. This quarter also marked the company's fourth straight quarter of earnings growth, which has become more pronounced in the last two quarters. After a difficult period in the equity markets, we are starting to enjoy the results of the


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recent recovery. Last year was also a difficult year from a death claim perspective and we hope to see death claims return to normal levels, as we saw this quarter."

ABOUT GLOBAL PREFERRED HOLDINGS, INC.

         Global Preferred Holdings, Inc., whose executive offices are located in Duluth, Georgia, is the parent of Global Preferred Re Limited, a Bermuda life reinsurer. As of March 31, 2004, Global Preferred Re reinsured 279,000 life insurance policies, riders and annuity contracts, which accounted for life insurance policies with an aggregate face value of $7.5 billion and aggregate annuity contract benefits of over $251 million.

FORWARD-LOOKING STATEMENTS

         Certain statements in this news release may contain forward-looking statements within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934. Such forward-looking statements are made pursuant to the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933.

         All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements.

         We have described some important factors that could cause our actual results to differ materially from our expectations in "Factors that may Affect Future Results of Operations" included as Exhibit 99.1 in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2003. You should carefully review these risks and additional risks described in other documents we file from time to time with the Securities and Exchange Commission, including quarterly reports on the Form 10-Q. Except as otherwise required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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                         GLOBAL PREFERRED HOLDINGS, INC.

                           CONSOLIDATED BALANCE SHEETS
                                   (UNAUDITED)

                                                                                   DECEMBER 31,            MARCH 31,
                                                                                       2003                  2004
                                                                                   ------------           ------------
                                   Assets
Fixed maturity securities - available for sale (amortized cost of
   $15,057,808 and $16,273,386 for 2003 and 2004, respectively) .........          $ 15,267,477           $ 16,709,088
Equity securities - available for sale (cost of $2,009,360 and
   $2,024,285 for 2003 and 2004, respectively) ..........................             1,998,932              2,011,716
Other equity investments (cost of $500,000 for 2003 and 2004) ...........               501,259                510,569
Cash and cash equivalents ...............................................            11,580,045             13,105,915
Reinsured policy loans ..................................................             1,270,711              1,331,008
                                                                                   ------------           ------------
   Total invested assets ................................................            30,618,424             33,668,296
Investment income due and accrued .......................................               197,020                227,704
Accounts receivable .....................................................                44,588                  8,255
Reinsurance balances receivable .........................................             2,112,462              1,605,314
Deferred acquisition costs ..............................................            45,607,865             44,395,027
Prepaid expenses ........................................................               519,888                431,303
Current income tax recoverable ..........................................                48,152                 18,484
Fixed assets (net of accumulated depreciation of $336,817 and
   $361,454 for 2003 and 2004, respectively) ............................               135,495                110,859
                                                                                   ------------           ------------
         Total assets ...................................................          $ 79,283,894           $ 80,465,242
                                                                                   ============           ============
                    Liabilities and Stockholders' Equity
Liabilities:
   Future policy benefits ...............................................          $ 18,881,390           $ 18,707,217
   Reinsurance balances payable .........................................               169,481                121,339
   Accrued expenses and accounts payable ................................               517,078                660,648
   Accrued interest payable .............................................               158,219                 64,213
   Current maturities of long-term debt .................................             5,000,000              5,000,000
   Deferred tax liability ...............................................             9,252,250              9,620,885
                                                                                   ------------           ------------
         Total liabilities ..............................................            33,978,418             34,174,302
                                                                                   ------------           ------------

Commitments and contingencies (Note 11)

Stockholders' equity:
   Common stock, par value $.001, 15,000,000 shares authorized;
     4,149,074 shares issued for 2003 and 2004, respectively ............                 4,149                  4,149
   Additional paid-in capital ...........................................            23,326,026             23,326,026
   Accumulated other comprehensive income ...............................               132,331                286,244
   Retained earnings ....................................................            21,892,237             22,723,788
   Treasury stock, at cost (7,390 shares) ...............................               (49,267)               (49,267)
                                                                                   ------------           ------------
         Total stockholders' equity .....................................            45,305,476             46,290,940
                                                                                   ------------           ------------
Total liabilities and stockholders' equity ..............................          $ 79,283,894           $ 80,465,242
                                                                                   ============           ============

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                         GLOBAL PREFERRED HOLDINGS, INC.

                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                                       THREE MONTHS ENDED
                                                                                            MARCH 31,
                                                                                ---------------------------------
                                                                                   2003                  2004
                                                                                -----------           -----------
Revenues:
   Premiums ..........................................................          $ 4,388,495           $ 4,302,218
   Reinsured policy revenues .........................................            3,231,844             3,198,812
   Net investment income .............................................               82,988               177,741
   Other income ......................................................                 --                   6,980
                                                                                -----------           -----------
     Total revenues ..................................................            7,703,327             7,685,751
                                                                                -----------           -----------

Benefits and expenses:
   Benefits, claims and settlement expenses ..........................            2,275,569             1,975,820
   Change in future policy benefits ..................................              310,751               214,469
   Reinsurance expense allowances, net ...............................            2,074,237             1,975,295
   Amortization of deferred acquisition costs ........................            1,375,426             1,434,337
   Operating expenses ................................................              876,479               838,522
   Interest expense ..................................................               92,466                93,493
                                                                                -----------           -----------
     Total benefits and expenses .....................................            7,004,928             6,531,936
                                                                                -----------           -----------
     Income before income tax ........................................              698,399             1,153,815
   Income tax expense ................................................             (237,457)             (322,264)
                                                                                -----------           -----------
     Net income ......................................................          $   460,942           $   831,551
                                                                                ===========           ===========

Basic earnings per share .............................................          $      0.11           $      0.20
                                                                                ===========           ===========

Diluted earnings per share ...........................................          $      0.11           $      0.20
                                                                                ===========           ===========

Weighted-average common shares outstanding ...........................            4,141,684             4,141,684
                                                                                ===========           ===========

Total weighted-average common and common equivalent shares
     outstanding .....................................................            4,141,684             4,141,684
                                                                                ===========           ===========


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